                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 7, 1998

                             COMMNET CELLULAR INC.
               (Exact name of registrant as specified in charter)


Colorado                              0-15056               84-0924904
(State or other Jurisdiction          (Commission           (I.R.S. Employer
of Incorporation)                     File Number)          Identification No.)

8350 East Crescent Parkway                                  80111
Suite 400                                                   (Zip Code)
Englewood, Colorado
(Address of Principal
Executive Offices)



Registrant's telephone number, including area code: (303) 694-3234

Item 5.   Other Events.

          CommNet Cellular Inc. (the "Company") announced on January 7, 1998 that it is commencing tender offers (the "Offers") to purchase for cash all of its outstanding 11 3/4% Senior Subordinated Discount Notes Due 2003 (the "Discount Notes") and all of its 11 1/4% Subordinated Notes due 2005 (the "Subordinated Notes," together with the Discount Notes, the "Securities"). Concurrently with the Offers, the Company is soliciting consents to proposed amendments to the indentures governing the Securities to eliminate certain covenants and to amend certain other provisions. The Offers and consent solicitations are being made in connection with the proposed merger (the "Merger") of AV Acquisition Corp., a Delaware corporation ("Newco") formed by an affiliate of Blackstone Capital Partners II Merchant Banking Fund L.P., with and into the Company pursuant to a Merger Agreement dated May 27, 1997 (the "Merger Agreement").

     The Company also announced that on December 30, 1997 the Federal Communications Commission ("FCC") granted applications filed in connection with the Merger to transfer control of eight cellular licenses. The eight cellular licenses had been the subject of previously disclosed petitions seeking to dismiss or deny such applications. The FCC further denied the petitions to dismiss or deny the applications filed in connection with the Merger with respect to the eight licenses. Applications to transfer control of the balance of the cellular licenses and to transfer control of certain microwave licenses (including certain applications which also are the subject of petitions to dismiss or deny) remain pending before the FCC. Although the Company believes that the applications to transfer control of the balance of the cellular and microwave licenses will be granted by the FCC in due course, there can be no assurance that this will be the case.

          The following pro forma consolidated financial statements were distributed to holders of the Securities in connection with the Offers and consent solicitations.

Pro Forma Consolidated Financial Statements (Unaudited)

     The following pro forma consolidated financial statements have been derived by the application of pro forma adjustments to the Company's historical consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1997 filed with the Securities and Exchange Commission on December 29, 1997 (the "Annual Report"). The pro forma consolidated statement of operations for the fiscal year ended September 30, 1997 gives effect to the Merger and related transactions, including the Offers (as if all of the Securities were repurchased in the Offers) as if such transactions had been consummated as of October 1, 1996. The pro forma consolidated balance sheet gives effect to the Merger and related transactions as if such transactions had occurred as of September 30, 1997. The adjustments are described in the accompanying notes. The pro forma consolidated financial statements should not be considered indicative of actual results that would have been achieved had the Merger and related transactions been consummated on the date or for the period indicated and do not purport to indicate balance sheet data or results of operations as of any future date or for any future period. The pro forma consolidated financial statements should be read in conjunction with the Company's historical financial statements and the notes thereto included in the Annual Report.

     At the effective time of the Merger, Newco will be merged with and into the Company and the Company will continue as the surviving corporation in the Merger. Newco, a Delaware corporation, was organized in connection with the Merger and has not carried on any activities to date other than those incident to its formation and the transactions contemplated by the Merger Agreement.

     The pro forma adjustments were applied to the respective historical consolidated financial statements to reflect and account for the Merger as a recapitalization. Accordingly, the historical basis of the Company's assets and liabilities has not been impacted by the transaction.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)

                                                   SEPTEMBER 30, 1997
                                           -------------------------------------
                                                          PRO FORMA
                                           HISTORICAL  ADJUSTMENTS (A) PRO FORMA
                                           ----------  --------------  ---------
                                                 (AMOUNTS IN THOUSANDS)
ASSETS
------
Current assets:
  Cash and cash equivalents..............  $  14,132     $   6,636     $  20,768
  Accounts receivable, net...............     25,386                      25,386
  Current portion of advances to
   affiliates............................      2,873                       2,873
  Inventory and other....................      4,558                       4,558
                                           ---------     ---------     ---------
    Total current assets.................     46,949         6,636        53,585
Investment in and advances to affiliates.     47,211                      47,211
Investment in cellular system equipment..     10,243                      10,243
Property and equipment, net..............    143,875                     143,875
FCC licenses and filing rights, net......     98,216                      98,216
Deferred loan costs and other, net.......      6,422        20,279        26,701
                                           ---------     ---------     ---------
                                           $ 352,916     $  26,915     $ 379,831
                                           =========     =========     =========

LIABILITIES AND SHAREHOLDERS' EQUITY
(DEFICIT)
------------------------------------

Current liabilities:
  Accounts payable.......................  $   7,695                   $   7,695
  Accrued liabilities....................     19,994                      19,994
  Accrued interest.......................      2,302     $  (2,302)          --
  Current portion of secured bank
   financing and other long-term debt....      1,118        (1,118)          --
                                           ---------     ---------     ---------
    Total current liabilities............     31,109        (3,420)       27,689
Long-term debt:
  Secured bank financing.................      8,803        (8,803)          --
  New bank financing.....................        --        680,000       680,000
  Note payable and other long-term debt..      2,916                       2,916
  Discount Notes ........................    159,133      (159,133)          --
  Subordinated Notes.....................     80,000       (80,000)          --
Minority interests.......................      9,055                       9,055
Shareholders' equity (deficit):
  Preferred Stock .......................        --                          --
  Common Stock ..........................         14            (9)            5
  Capital in excess of par value ........    165,989       129,421       295,410
  Accumulated deficit....................   (104,103)     (531,141)     (635,244)
                                           ---------     ---------     ---------
    Total shareholders' equity (deficit).     61,900      (401,729)     (339,829)
                                           ---------     ---------     ---------
                                           $ 352,916     $  26,915     $ 379,831
                                           =========     =========     =========

               See Notes to Pro Forma Consolidated Balance Sheet

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

The pro forma financial data have been derived by the application of pro forma adjustments to the Company's historical financial statements as of the date noted. The Merger will be accounted for as a recapitalization which will have no impact on the historical basis of the Company's assets and liabilities. The pro forma financial data assume that there are no dissenting shareholders with respect to the Merger.

(a) Pro forma adjustments to the pro forma consolidated balance sheet are summarized in the following table (amounts in thousands) and are described in the notes that follow.

                             ISSUANCE OF
                             SHARES AND     PAYMENT OF                      REPAYMENT OF   TRANSACTION
                             INCURRENCE     CASH MERGER      SETTLEMENT       EXISTING       FEES AND      NET
                             OF DEBT (1) CONSIDERATION (2) OF OPTIONS (3) INDEBTEDNESS (4) EXPENSES (5) ADJUSTMENT
                             ----------- ----------------- -------------- ---------------- ------------ ----------
   Cash and cash
    equivalents............   $821,810       $(475,078)       $(23,240)      $(279,356)      $(37,500)   $  6,636
   Deferred loan costs.....                                                     (4,836)        25,115      20,279
   Accrued interest........                                                     (2,302)                    (2,302)
   Current portion of
    secured bank
    financing..............                                                     (1,118)                    (1,118)
   Existing secured bank
    financing..............                                                     (8,803)                    (8,803)
   New bank financing......    680,000                                                                    680,000
   Discount Notes..........                                                   (159,133)                  (159,133)
   Subordinated Notes......                                                    (80,000)                   (80,000)
   Common stock............          4             (13)                                                        (9)
   Capital in excess of par
    value..................    141,806                                                        (12,385)    129,421
   Accumulated deficit.....                   (475,065)        (23,240)        (32,836)                  (531,141)

--------
  (1) The estimated sources and uses of cash are calculated as follows:

                                                                    (AMOUNTS IN
                                                                     THOUSANDS)
                                                                    -----------
      Sources of cash:
        New bank financing.........................................  $680,000
        Common equity..............................................   141,810
                                                                     --------
          Total....................................................  $821,810
                                                                     ========
      Uses of cash:
        Value of common stock and options..........................  $519,508
        Value of retained common stock.............................   (21,190)
                                                                     --------
        Payment of cash merger consideration and settlement of
         options...................................................   498,318
        Estimated transactions fees and expenses...................    37,500
        Repayment of existing debt and accrued interest............   279,356
        Increase to cash and cash equivalents......................    (6,636)
                                                                     --------
          Total....................................................  $821,810
                                                                     ========

  (2) The adjustment represents the payment of cash merger consideration to existing shareholders.

  (3) The adjustment represents the repurchase of all of the outstanding stock options at the difference between $36.00 per share and the exercise price of the options, assuming the Company and the respective option holders each agree to such repurchase.

  (4) The adjustment represents the repayment of existing indebtedness and related accrued interest by the Company, including estimated debt retirement premium of $28,000,000, and assumes all of the holders of the Securities tender their Securities in the Offers. The pro forma repayment amount differs from the actual amount required to pay the total consideration for the Discount Notes and the Subordinated Notes on the payment date due primarily to additional accretion of the Discount Notes recorded subsequent to September 30, 1997. In addition, unamortized deferred loan costs of $4,836,000 related to existing indebtedness will be written off as an extraordinary charge upon repayment of the existing indebtedness.

  (5) The adjustment represents the estimated transaction fees and expenses of $37,500,000. The portion of estimated transaction fees and expenses attributable to the new bank financing totals $25,115,000 which will be recorded as deferred loan costs and will be amortized over the term of the new bank financing. Such estimated deferred loan costs include estimated fees and expenses payable to banks and related advisors. The remaining estimated transaction fees and expenses of $12,385,000, comprised principally of (a) professional and advisory fees and expenses, and (b) miscellaneous fees and expenses such as printing and filing fees, will be recorded as a reduction of capital in excess of par value.

                PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                  (Unaudited)

                                               YEAR ENDED SEPTEMBER 30, 1997
                                             ----------------------------------
                                                         PRO FORMA       PRO
                                             HISTORICAL ADJUSTMENTS     FORMA
                                             ---------- -----------    --------
                                                 (AMOUNTS IN THOUSANDS,
                                                 EXCEPT PER SHARE DATA)
Revenues:
  Cellular service..........................  $107,383                 $107,383
  In-roaming................................    39,881                   39,881
  Equipment sales...........................     3,603                    3,603
                                              --------                 --------
                                               150,867                  150,867
Costs and expenses:
  Cellular operations:
    Cost of cellular service................    26,837                   26,837
    Cost of equipment sales.................    12,598                   12,598
    General and administrative..............    29,819                   29,819
    Marketing and selling...................    23,344                   23,344
    Depreciation and amortization...........    20,433                   20,433
  Corporate:
    General and administrative..............     7,330   $    500 (a)     7,830
    Depreciation and amortization...........     2,755       (824)(b)     1,931
    Less amounts allocated to
     nonconsolidated affiliates.............    (6,416)                  (6,416)
                                              --------   --------      --------
                                               116,700       (324)      116,376
                                              --------   --------      --------
Operating income............................    34,167        324        34,491
Equity in net loss of affiliates............    (7,589)                  (7,589)
Minority interest in net loss of
 consolidated affiliates....................    (2,964)                  (2,964)
Gain on sales of affiliates and other.......       350                      350
Interest expense............................   (29,464)    (2,791)(b)   (69,831)
                                                          (37,576)(c)
Interest income.............................     6,532                    6,532
                                              --------   --------      --------
Net income (loss)...........................  $  1,032   $(40,043)     $(39,011)
                                              ========   ========      ========
Net income (loss) per common share..........  $   0.07                 $  (8.62)
                                              ========                 ========
Weighted average shares outstanding.........    13,767                    4,528
                                              ========                 ========

         See Notes to Pro Forma Consolidated Statements of Operations

           NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

     The pro forma financial data have been derived by the application of pro forma adjustments to the Company's historical financial statements for the year ended September 30, 1997. The Merger will be accounted for as a recapitalization which will have no impact on historical basis of the Company's assets and liabilities. The pro forma financial data assumes that there are no dissenting shareholders to the Merger.

     The consolidated pro forma statement of operations does not include pro forma adjustments for (a) compensation expense related to stock options which are assumed to be cancelled in conjunction with the Merger, (b) the write-off of deferred loan costs associated with the existing indebtedness, and (c) the estimated debt retirement premium for the early retirement of existing indebtedness. Such items represent non-recurring expenses which the Company anticipates will be recorded in the consolidated statement of operations for the period including the Merger. Tax benefit has not been recognized for any adjustments to the pro forma statement of operations, consistent with the historical financial statements for the period presented.

(a) The adjustment represents an annualized monitoring fee payable to Blackstone Management Partners L.P.

(b) The pro forma adjustment to amortization expense reflects the following (amounts in thousands):

      Amortization of existing deferred loan costs.................... $  (824)
      Amortization of estimated deferred loan costs...................   2,791
                                                                       -------
          Total adjustment............................................ $ 1,967
                                                                       =======

  Amortization expense on deferred loan costs has been reclassified from corporate depreciation and amortization expense to interest expense for pro forma presentation.

(c) The pro forma adjustment to interest expense reflects the following (amounts in thousands):

      Interest expense on existing indebtedness...................... $(29,034)
      Interest expense on new bank financing (at an assumed weighted
       average rate of 9.70%)........................................   65,960
      Fees relating to new bank financings...........................      650
                                                                      --------
          Total adjustment........................................... $ 37,576
                                                                      ========

  A 0.125% increase or decrease in the assumed weighted average interest rate applicable to the new bank financing would change the pro forma interest expense and net income by $850,000 for the year ended September 30, 1997.
  Each $1,000,000 increase in the borrowings under the revolving credit facility under the new bank financing would change the pro forma interest expense by $87,500 for the year ended September 30, 1997. All of the Securities are assumed to have been repurchased in the Offers.

          The Company has issued a press release announcing the Offers and consent solicitations, which is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements and Exhibits.

     (c)  The following exhibit is filed with this report:

          99.1  Press Release dated January 7, 1998

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             COMMNET CELLULAR INC.



Date: January 8, 1998        By:  /s/ Daniel P. Dwyer
                                  ----------------------------
                                  Daniel P. Dwyer
                                  Chief Financial Officer